UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
17950 PRESTON ROAD, SUITE 600
DALLAS, TEXAS 75252

Dear Creative Media & Community Trust Corporation Common Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), to be held at 10:00 a.m., Pacific Time, on July 27, 2023 (and any postponement or adjournment thereof) if you are a common stockholder of record as of the close of business on May 11, 2023. The meeting will be held as a virtual meeting conducted exclusively via live webcast at http://register.proxypush.com/CMCT. For procedures for attending the virtual meeting, please refer to Question 6 of the proxy statement.
At the annual meeting, the Company’s common stockholders will be asked to consider and vote upon each of the seven directors nominated in the proxy statement to serve until the next annual meeting of stockholders of the Company, and until their successors are duly elected and qualify. In addition, we will ask common stockholders to consider and vote upon (i) the approval of the amendment to the Company’s 2015 Equity Compensation Plan (the “Equity Compensation Plan”) to increase the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), available for issuance thereunder by 400,000 shares of Common Stock resulting in an aggregate of 533,333 shares of Common Stock authorized for issuance under the Equity Compensation Plan (if such increase is authorized by the stockholders); (ii) the approval, by a non-binding advisory vote, of a resolution on our executive compensation as described in our proxy statement, (iii) the approval, by a non-binding advisory vote, of the frequency of future advisory votes on executive compensation; and (iv) the ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
The recommendation of the Board of Directors of the Company with respect to each of these proposals is set forth in the proxy statement. These foregoing items of business are more fully described in the proxy statement. We urge you to carefully review the proxy statement.
Your vote is very important. If you were a common stockholder of record as of the close of business on May 11, 2023, please authorize a proxy to vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the virtual annual meeting: (1) complete, sign, date and return the enclosed proxy card in the postage‑paid envelope provided or (2) as otherwise described herein. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee regarding how to instruct your bank, broker or other nominee to vote your shares at the annual meeting or, to the extent permitted, regarding how to vote your shares yourself at the annual meeting. If you are a common stockholder of record and you attend the virtual annual meeting and wish to vote at the annual meeting, you may withdraw your proxy and vote online at the annual meeting.
On behalf of our Board of Directors, I thank you for your continued support.

Sincerely,

David Thompson
Chief Executive Officer
June 21, 2023
This proxy statement is first being sent or given to the common stockholders of the Company on or about June 27, 2023.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
17950 PRESTON ROAD, SUITE 600
DALLAS, TEXAS 75252
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS OF CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
TO BE HELD ON JULY 27, 2023
Dear Creative Media & Community Trust Corporation Common Stockholder:
You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), to be held at 10:00 a.m., Pacific Time, on July 27, 2023 (and any postponement or adjournment thereof) if you are a common stockholder of record as of the close of business on May 11, 2023. The Annual Meeting will be held as a virtual meeting conducted exclusively via live webcast at http://register.proxypush.com/CMCT. For procedures for attending the virtual meeting, please refer to Question 6 of the proxy statement.
The purpose of the Annual Meeting is to consider and vote on the following proposals:
1.Proposal 1: The election of the seven directors nominated in the proxy statement to serve until the next annual meeting of stockholders of the Company, and until their successors are duly elected and qualify;
2.Proposal 2: The approval of the amendment to the Company’s 2015 Equity Compensation Plan (the “Equity Compensation Plan”) to increase the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), available for issuance thereunder by 400,000 shares of Common Stock resulting in an aggregate of 533,333 shares of Common Stock authorized for issuance under the Equity Compensation Plan (if such increase is authorized by the stockholders);
3. Proposal 3: The approval, by a non-binding advisory vote, of an advisory resolution on the Company’s executive compensation as described in the accompanying proxy statement;
4.Proposal 4: The approval, by a non-binding advisory vote, of the frequency of future advisory votes on executive compensation;
5.Proposal 5: The ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
6.The consideration of any other business that is properly presented at the Annual Meeting and any postponement or adjournment thereof.
The Board of Directors of the Company has fixed the close of business on May 11, 2023 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. The proxy card is enclosed with this notice of Annual Meeting and proxy statement.
Your vote is important to us and our business. I encourage you to complete, date, sign and return the accompanying proxy card whether or not you plan to attend the virtual Annual Meeting. If you plan to attend the virtual Annual Meeting to vote and your shares are in the name of a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions.

Sincerely,

Barry N. Berlin
Chief Financial Officer, Treasurer and
Secretary
June 21, 2023
Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of
Stockholders to be Held on July 27, 2023.
Our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available on our website at https://shareholders.creativemediacommunity.com/financials/sec-filings

PROXY STATEMENT
FOR
2023 ANNUAL MEETING OF COMMON STOCKHOLDERS
TO BE HELD ON JULY 27, 2023
This proxy statement, with the enclosed proxy card, is being furnished to the common stockholders of Creative Media & Community Trust Corporation, a Maryland corporation (together with its subsidiaries, the “Company,” “we,” “us” or “our”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 10:00 a.m., Pacific Time, on July 27, 2023 (and any postponement or adjournment thereof) exclusively via live webcast at http://register.proxypush.com/CMCT.
The Notice of Annual Meeting, this proxy statement, and the accompanying proxy card are being mailed to all common stockholders of record as of the below record date on or about June 27, 2023. The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available on our website at https://shareholders.creativemediacommunity.com/financials/sec-filings.
Only common stockholders of record as of the close of business on May 11, 2023 are entitled to notice of and to vote at the Annual Meeting. As of such date, we had 22,737,853 shares of common stock, $0.001 par value per share (“Common Stock”), outstanding. Each holder of record of Common Stock as of the close of business on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each share of Common Stock held.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
1. Who is entitled to vote?
Only holders of record of Common Stock as of the close of business on May 11, 2023 (the “record date”) are entitled to notice of and to vote at the Annual Meeting.
2. What is a proxy?
It is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated our Chief Executive Officer, David Thompson, and our Chief Financial Officer and Secretary, Barry N. Berlin, as proxies for the Annual Meeting.
3. How many votes are each share of Common Stock entitled to?
Each holder of record of Common Stock on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each share of Common Stock held.
4. What is the difference between a stockholder of record and stockholder who holds shares in “street name?”
If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your bank, broker or other nominee, your shares are held in “street name” and you are a beneficial owner.
5. How do I attend the Annual Meeting?
Our Annual Meeting will be a completely virtual meeting conducted exclusively via live webcast. The meeting will begin promptly at 10:00 a.m., Pacific Time, on July 27, 2023. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.
If you hold shares other than through a Tel Aviv Stock Exchange (“TASE”) member, to participate in the virtual meeting, visit http://register.proxypush.com/CMCT and enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.
If your shares are held in “street name” in the name of a TASE member, to participate in the virtual meeting, you will need to obtain from your TASE member an executed ownership certificate (‘Ishur Ba’alut’), signed by your TASE member with respect to the record date (i.e., the close of business on May 11, 2023), and e-mail the executed form to Goldfarb, Gross, Seligman & Co. (“Goldfarb Gross”), the Company’s counsel in Israel, at yuvale@gkh-law.com no later than the close of business in Israel on July 25, 2023. Once Goldfarb Gross has received your properly executed certificate, Goldfarb Gross will e-mail you a control number that you can use to register for the meeting at http:// register.proxypush.com/CMCT. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.
6. How can I vote at the Annual Meeting?
If you are a holder of record of Common Stock on the record date, you may vote during the Annual Meeting by going to the meeting website at http://register.proxypush.com/CMCT. You will need the control number included on your proxy card or voting instruction form. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.
If your shares are held in “street name” in the name of a bank, broker or other nominee (other than through a TASE member), you will need to obtain a legal proxy from your bank, broker or other nominee. Once you have obtained the legal proxy, you must submit a copy of the legal proxy following the instructions found on http://register.proxypush.com/CMCT. Please be aware that obtaining a legal proxy may take several days.
If your shares are held in “street name” in the name of a TASE member, you may not vote your shares online at the Annual Meeting and must instead follow the procedures described in response to question 9.

7. What shares are included on the proxy card?
If you are a stockholder of record of Common Stock as of the record date, you will receive one proxy card for all the shares of Common Stock you hold as of the record date in each single account, regardless of whether you hold them in certificate form or in book entry form. If you receive more than one proxy card, it generally means you hold shares of Common Stock registered in more than one account. Please sign and return all of the proxy cards you receive to ensure that your shares are voted.
8. What constitutes a quorum?
The presence, online or represented by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any postponement or adjournment thereof. However, if a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days after the original record date without notice other than an announcement at the Annual Meeting.
9. What different methods can I use to vote?
Depending on how you hold your shares, you may generally choose to authorize a proxy to vote your shares by mail or by attending and voting at the Annual Meeting. The method by which you vote does not affect your right to attend the Annual Meeting.
If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, you may vote your shares:
•By Mail: Complete, sign, date and mail the written proxy card received with this proxy statement.
•Telephone: You may vote by authorizing a proxy by telephone by calling the telephone number shown on your proxy card.
•Online: You may vote online at the Annual Meeting.
If your shares are held in “street name” in the name of a bank, broker or other nominee (other than a TASE member, which is discussed below), you may vote your shares by following the instructions that your bank, broker or other nominee provides to you, which may allow you to vote online or by mail or telephone. To vote in person at the Annual Meeting, follow the instructions provided in question 6.
If your shares are held in “street name” in the name of a TASE member, you may vote your shares online via the electronic voting system of the Israel Securities Authority (the “ISA”) at the web address https://votes.isa.gov.il no later than July 27, 2023 at 4:00 a.m., Pacific Time (or July 27, 2023 at 2:00 p.m. Israel Time). You may receive guidance on the use of the electronic voting system from the TASE member through which you hold your shares.
10. What is the record date and what does it mean?
The record date for the Annual Meeting is the close of business on May 11, 2023. The record date is established by the Board in accordance with our bylaws and the Maryland General Corporation Law. Owners of record of shares of Common Stock at the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.
11. What is the deadline for voting my shares if I do not attend the Annual Meeting?
If you are a common stockholder of record and do not attend the Annual Meeting, your proxy must be received at or before 11:59 p.m., Pacific Time, on July 26, 2023, in order for your shares to be voted at the Annual Meeting.
If you are a beneficial owner of Common Stock held in “street name” (other than through a TASE member), please comply with the deadlines included in the voting instructions provided by the bank, broker or other nominee that holds your shares.
If you hold shares in “street name” through a TASE member, your votes must be recorded in the electronic voting system of the ISA no later than July 27, 2023 at 4:00 a.m., Pacific Time (or July 27, 2023 at 2:00 p.m. Israel Time).

12. How will voting on other business be conducted?
As to any other business that may properly come before the Annual Meeting, all properly submitted proxies will be voted by the proxyholder named in the proxy card, at his/her discretion. We do not presently know of any other business that may come before the Annual Meeting.
13. What can I do if I change my mind after I return my proxy card?
Returning your proxy card will in no way limit your right to attend and vote online at the Annual Meeting. Stockholders can revoke a proxy by:
•giving written notice of revocation to the Secretary of the Company, which notice must be received by the Company prior to 11:59 p.m., Pacific Time on July 26, 2023;
•delivering a later‑dated proxy in accordance with the procedure set forth in question 11; or
•attending the virtual Annual Meeting and voting online as described in question 6 (attending the virtual Annual Meeting alone will not revoke your proxy), unless shares are held in “street name” in the name of a TASE member.
If your shares are held in an account at a bank, broker or other nominee and you desire to change your vote or vote electronically at the meeting, you should contact your bank, broker or other nominee for instructions on how to do so.
14. On what items am I voting?
You are being asked to consider and vote on the following items:
•the election of seven directors nominated by the Board;
•the approval of the amendment to the Company’s 2015 Equity Compensation Plan (the “Equity Compensation Plan”) to increase the number of shares of the Company’s Common Stock, available for issuance thereunder by 400,000 shares of Common Stock resulting in an aggregate of 533,333 shares of Common Stock authorized for issuance under the Equity Compensation Plan (if such increase is authorized by the stockholders);
•the approval, by a non-binding advisory vote, of an advisory resolution on the Company’s executive compensation as described in this proxy statement;
•the approval, by a non-binding advisory vote, of the frequency of future non-binding advisory votes on executive compensation; and
• the ratification of the appointment of Deloitte & Touche, LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
15. What are my voting choices when voting for director nominees?
In the vote on the election of the seven director nominees, common stockholders of record may:
(1)vote in favor of all nominees;
(2)vote in favor of specific nominees;
(3)withhold their votes with respect to all nominees; or
(4)withhold their votes with respect to specific nominees.
16. What vote is required to approve each proposal?
Proposal No. 1—Election of Directors. To be elected as a director, our bylaws require that a nominee must receive a plurality of all the votes cast in the election of directors at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.
Proposal No. 2— Approval of the Amendment to the Equity Compensation Plan. The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present will be required for the approval of the adoption of the amendment to the Equity Compensation Plan.

Proposal No. 3— Approval, By a Non-Binding Vote, of Executive Compensation. The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present will be required to approve the executive compensation proposal. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review and consider the voting results when making future decisions regarding executive compensation.
Proposal No. 4— Approval, By a Non-Binding Advisory Vote, of the Frequency of the Advisory Vote on Executive Compensation. The option of one year, two years, or three years that receives a majority of votes cast by stockholders at the Annual Meeting at which a quorum is present will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by common stockholders. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review and consider the voting results when making future decisions regarding the frequency of the advisory vote on executive compensation.
Proposal No. 5—Ratification of the Appointment of Deloitte & Touche, LLP as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present will be required for the approval of the ratification of the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
17. How does the Board recommend that I vote?
The Board recommends a vote:
•FOR each of the seven director nominees;
•FOR the approval of the amendment to the Equity Compensation Plan;
•FOR the non-binding advisory approval of an advisory resolution on the Company’s executive compensation as described in this proxy statement;
•In favor of one year for the frequency of future votes for non-binding advisory approval of executive compensation; and
•FOR the ratification of the appointment of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.
18. What if I do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter on the enclosed proxy card. If no specific instructions are given, proxies that are signed and returned will be voted:
•FOR the election of all director nominees;
•FOR the approval of the amendment to the Equity Compensation Plan;
•FOR the non-binding advisory approval of an advisory resolution on the Company’s executive compensation as described in this proxy statement;
•In favor of one year for the frequency of future votes for non-binding advisory approval of executive compensation; and
•FOR the ratification of the appointment of the independent registered public accounting firm.
19. How are broker non‑votes counted?
Holders in “street name” (other than through a TASE member)
If on the record date your shares were held in “street name” through a broker, bank or other nominee (other than a TASE member), in the absence of specific instructions from you on how to vote your shares, your broker, bank or other nominee may not be able to vote your shares on certain matters. The shares that cannot be voted by banks, brokers or other nominees if the beneficial holder fails to provide instructions are called broker non‑votes. Broker non-votes will have the following effects at the Annual Meeting:

(1)Proposal No. 1—Election of Directors. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non‑votes, if any, will have no effect on the election of directors.
(2)Proposal No. 2— Approval of the Amendment to the Equity Compensation Plan. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the approval of the amendment to the Equity Compensation Plan.
(3)Proposal No. 3— Approval, By a Non-Binding Advisory Vote, of Executive Compensation. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.
(4)Proposal No. 4—Approval, By a Non-Binding Advisory Vote, of the Frequency of the Advisory Vote on Executive Compensation. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.
(5)Proposal No. 5—Ratification of the Appointment of Deloitte & Touche, LLP as our Independent Registered Public Accounting Firm. Your broker, bank or other nominee is entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.
Holders in “street name” through a TASE member
If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares (as described above) and you must vote through the electronic voting system of the ISA as described in question 9. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum and your shares will have no effect on the vote of any proposal.
20. How are abstentions counted?
If you abstain or instruct your proxy or broker, bank or other nominee to “abstain” or vote “abstain” via the electronic voting system of the ISA on any matter, it will be treated as not a vote cast (which will have no effect on the vote cast on the matters to be conducted at the Annual Meeting). However, abstentions will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.
21. Can I access the proxy statement and Annual Report on Form 10-K on the Internet?
The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (including the Form 10-Ks/A filed on March 31, 2023) are available on our website at https://shareholders.creativemediacommunity.com/financials/sec-filings.
22. How are proxies solicited and what is the cost?
We will bear all expenses incurred in connection with the solicitation of proxies. We have not engaged any solicitor to assist with the solicitation of proxies. In accordance with Securities and Exchange Commission (“SEC”) rules, we will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of shares.
In addition to soliciting proxies by mail, certain of our directors, officers or employees of affiliates of our operator may solicit proxies by telephone, personal contact, email or other means of communication. They will not receive any additional compensation for these activities.
IMPORTANT: If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution (other than a TASE member), you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares of Common Stock. Please contact the person responsible for your account and give instructions for a proxy to be exercised for your shares of Common Stock. If you hold your shares through a TASE member, you should vote your shares by following the instructions in question 9.

SECURITY OWNERSHIP OF THE COMPANY’S BOARD OF DIRECTORS AND EXECUTIVE OFFICERS AND CURRENT BENEFICIAL OWNERS
Directors and Executive Officers
The following table sets forth information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock, $0.001 par value per share (“Series A Preferred Stock”), and Series A1 Preferred Stock, $0.001 par value per share (“Series A1 Preferred Stock”), as of June 16, 2023 by (1) each named executive officer, (2) each current director and (3) all executive officers and directors as a group. In each case, the percent of class owned reflects the number of shares of Common Stock outstanding as of June 16, 2023. As of June 16, 2023, no named executive officer or director of the Company owned any Series D Preferred Stock, $0.001 per value per share (“Series D Preferred Stock”).

	Common Stock			Series A Preferred Stock		Series A1 Preferred Stock
Name of Beneficial Owner	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
David Thompson	25,000		*	—	—	—	—
Barry N. Berlin	27,901		*	—	—	—	—
Richard Ressler	10,152,921	(1)(2)	44.65%	568,681	7.15%	200,000	2.51%
Avraham Shemesh	10,075,713	(1)(3)	44.31%	568,681	7.15%	200,000	2.51%
Shaul Kuba	10,075,713	(1)(3)	44.31%	568,681	7.15%	200,000	2.51%
Douglas Bech	43,450		*	—	—	—	—
Marcie Edwards	13,829		*	—	—	—	—
John Hope Bryant	— —		*	—	—	—	—
Elaine Wong	7,746		*	—	—	—	—
Directors and Executive Officers as a group (9 persons)	10,361,688		45.57%	—	—	—	—
__________________
*    Less than 1%.
(1)    CIM Group, LLC is the indirect sole equity member of each of CIM Urban Sponsor, LLC, CIM CMCT MLP, LLC and CIM Capital Real Property Management, LLC. Because of their positions with CIM Group, LLC, Shaul Kuba, Richard Ressler and Avraham Shemesh, the founders of CIM Group, LLC, may be deemed to beneficially own the 9,168,916 shares of Common Stock (40.32%) and 568,681 shares of Series A Preferred Stock (7.15%) owned directly by CIM CMCT MLP, LLC, the 473,033 shares of Common Stock (2.08%) owned directly by CIM Urban Sponsor, LLC and the 200,000 shares of Series A1 Preferred Stock (2.51%) owned directly by CIM Capital Real Property Management, LLC. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.
(2)    Mr. Ressler has sole voting and investment power over 122,628 shares of Common Stock held by a subsidiary of a trust formed by Mr. Ressler for the benefit of his family members.
(3)    Each of Messrs. Shemesh and Kuba have shared voting and investment power over 45,420 shares of Common Stock held by each of their respective family trusts, with respect to which they were grantors.

Beneficial Owners of More than 5% of our Common Stock
The following table sets forth certain information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock and Series A1 Preferred Stock based on filings with the SEC as of June 16, 2023 by each person known by us to beneficially own more than 5% of our Common Stock. In each case, the percent of class owned reflects the number of shares of Common Stock outstanding as of June 16, 2023.

	Common Stock			Series A Preferred Stock		Series A1 Preferred Stock
Name and Address of Beneficial Owner	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
Richard Ressler(1)	10,152,921	(2)	44.65%	568,681	7.15%	200,000	2.51%
Avraham Shemesh(1)	10,075,713	(3)	44.31%	568,681	7.15%	200,000	2.51%
Shaul Kuba(1)	10,075,713	(3)	44.31%	568,681	7.15%	200,000	2.51%
CIM CMCT MLP, LLC (1)	9,168,916		40.32%	568,681	7.15%	—	—
The 1 8 999 Trust, XYZ LLC, Daniel M. Negari, The Insight Trust and Michael R. Ambrose 13D Group(4) 2121 E. Tropicana Avenue, Suite 2, Las Vegas, Nevada 89119	1,381,045		6.07%	—	—	—	—
___________________
(1)The business address of Messrs. Ressler, Shemesh and Kuba, for the purposes hereof, and the address of CIM CMCT MLP, LLC, is c/o CIM Group, LLC, 4700 Wilshire Boulevard, Los Angeles, California 90010. CIM Group, LLC is the indirect sole equity member of each of CIM CMCT MLP, LLC and CIM Capital Real Property Management, LLC. Because of their positions with CIM Group, LLC, Shaul Kuba, Richard Ressler and Avraham Shemesh, the founders of CIM Group, LLC, may be deemed to beneficially own the 9,168,916 shares of Common Stock (40.32%), 568,681 shares of Series A Preferred Stock (7.15%) owned directly by CIM CMCT MLP, LLC and the 200,000 shares of Series A1 Preferred Stock (2.51%) owned directly by CIM Capital Real Property Management, LLC. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.
(2)Mr. Ressler has sole voting and investment power over 122,628 shares of Common Stock held by a subsidiary of a trust formed by Mr. Ressler for the benefit of his family members.
(3)Each of Messrs. Shemesh and Kuba have shared voting and investment power over 45,420 shares of Common Stock held by each of their respective family trusts, with respect to which they were grantors.
(4)This information is based solely upon information contained in a Schedule 13D filed with the SEC on March 10, 2023 and Amendment No 1 to such Schedule 13D filed on April 17, 2023. The 1 8 999 Trust directly beneficially owned 624,045 shares of Common Stock (2.7%). XYZ, LLC directly beneficially owned 750,000 Shares (3.3%). Mr. Negari, as trustee of the 1 8 999 Trust and a manager and an owner of XYZ LLC, may be deemed to beneficially own the 624,045 Shares beneficially owned by the 1 8 999 Trust and the 750,000 Shares beneficially owned by XYZ, LLC. The Insight Trust directly beneficially owned 7,000 Shares (less than 1%). Mr. Ambrose, as trustee of The Insight Trust and an owner of XYZ, LLC, may be deemed to beneficially own the 7,000 Shares beneficially owned by The Insight Trust and the 750,000 Shares beneficially owned by XYZ, LLC.

PROPOSAL 1:

ELECTION OF DIRECTORS
The Board presently consists of seven directors.
At the Annual Meeting, you will be asked to consider and vote upon the election of seven directors. The seven current directors will be up for election at the Annual Meeting. For your review and consideration, a biography of each nominee for director is contained in this proxy statement under the section titled “Corporate Governance, Director Nominees.” The term of office of each person elected to be a director of the Company will be until the annual meeting of the stockholders in 2024 and until such person’s successor is duly elected and qualifies. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of any substitute or substitutes nominated by the Board. In no event, however, can the proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of the nominees listed below to serve as directors of the Company.
Vote Required
Directors are elected by a plurality of the affirmative votes cast by those holders present and entitled to vote at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.
The Board recommends a vote “FOR” the election of each of the directors nominated.

PROPOSAL 2:

AMENDMENT OF THE EQUITY COMPENSATION PLAN
Background and Purpose
The Board adopted the Equity Compensation Plan and submitted it to our stockholders for their approval at the 2015 annual meeting of stockholders. On May 6, 2015, our stockholders approved the Equity Compensation Plan. An aggregate of 133,333 shares of our Common Stock was reserved for issuance under the Equity Compensation Plan (taking into consideration the 1-for-3 reverse stock split that occurred in 2019). Since the adoption of the Equity Compensation Plan, 114,547 shares (after giving effect to the 1-for-3 reverse stock split that occurred in 2019) have been issued in accordance with grants under the Equity Compensation Plan. An increase in the number of authorized shares is therefore necessary in order for the Company to be able to continue to utilize the Equity Compensation Plan.
Our Board has unanimously adopted and is submitting for stockholder approval an amendment to increase the number of shares covered by, and reserved for issuance under, the Equity Compensation Plan by 400,000 shares of Common Stock (the “Amendment”). If such increase is authorized by the stockholders, it would result in an aggregate of 533,333 shares of Common Stock authorized for issuance under the Equity Compensation Plan, which represents approximately 2.34% of our issued and outstanding Common Stock. The Amendment will enable the Company to continue to make grants under the Equity Compensation Plan to the independent directors of the Company. The Equity Compensation Plan is otherwise materially unchanged. A copy of the Amendment is attached as Appendix A hereto.
As of the date of this proxy statement, assuming the current usage rate and stock price levels, if the increase in the number of shares authorized for issuance under the Equity Compensation Plan is not approved, the Company would not have sufficient shares to make equity-based grants pursuant to the Equity Compensation Plan to its independent directors (the “Non-Employee Directors”).  The Board believes that without the continued ability to make grants of equity-based awards pursuant to the Equity Compensation Plan, the Company would be at a competitive disadvantage in the recruitment and retention of Non-Employee Directors.
The following summary of the material terms of the Equity Compensation Plan, as amended, is qualified in its entirety by reference to the Equity Compensation Plan, which is attached as Exhibit “A” to our proxy statement filed with the SEC on April 17, 2015, and the Amendment. Capitalized terms used in this summary but not defined in this proxy statement have the meanings set forth in the Equity Compensation Plan.
Overview
The purpose of the Equity Compensation Plan is to help the Company and any of its subsidiaries: (1) align the interests of award grantees (each, a “Grantee”) with the Company’s stockholders; and (2) promote ownership of the Company’s equity. The Equity Compensation Plan permits the granting of restricted shares or restricted stock units to its Non-Employee Directors. The Equity Compensation Plan also provided for specific grants to certain employees, but since the grants have already occurred, the related provisions are not described herein.
Administration
The Board or any committee or sub-committee of the Board as designated by the Board from time to time (collectively, the “Committee”) administers the Equity Compensation Plan. In particular, the Committee will have the authority in its sole discretion to: exercise all of the powers granted to it under the Equity Compensation Plan; construe, interpret and implement the Equity Compensation Plan and all written documents by which an award pursuant to the Equity Compensation Plan (an “Award”) is evidenced (an “Award Agreement”); prescribe, amend and rescind rules and regulations relating to the Equity Compensation Plan, including rules governing the Committee’s own operations; make all determinations necessary or advisable in administering the Equity Compensation Plan; amend the Equity Compensation Plan to reflect changes in applicable law; and grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards.
Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Equity Compensation Plan or any Award Agreement will be final, binding and conclusive.

Eligibility
Awards under the Equity Compensation Plan may be made to any Non-Employee Director of the Company. As of June 21, 2023, all four of our Non-Employee Directors are eligible to participate in the Equity Compensation Plan.
Available Shares and Adjustments
Subject to adjustment as described below, the total number of shares of Common Stock that may be granted under the Equity Compensation Plan, as amended by this Proposal 2, will be 533,333.
The Committee will (a) adjust the number of authorized shares of restricted stock, (b) adjust the individual Award amounts set forth above and (c) adjust the terms of any outstanding Awards (including, without limitation, the number of shares of restricted stock covered by each outstanding Award and the type of property or securities to which the Award relates), in each case, in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued shares of restricted stock (or issuance of shares of stock other than Common Stock) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares of Common Stock, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution.
Awards Under the Equity Compensation Plan
Awards may be made under the Equity Compensation Plan in the form of restricted shares or restricted stock units, which may, in either case, provide for dividend equivalent rights.
Restricted Shares
Upon grant of restricted shares, the Grantee will have the rights of a stockholder with respect to such restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends or other distributions paid upon any restricted share will be retained by the Company for the account of the relevant Grantee. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted shares and retained by the Company will be paid to the relevant Grantee (without interest).
Restricted Stock Units
The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of the Company, until delivery of shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.
Dividend Equivalent Rights
The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares covered by such Award if such shares had been delivered pursuant to such Award. The Grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in shares or in another form, whether they will be conditioned upon the vesting of the Award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.
Amendment
Unless otherwise provided in the Equity Compensation Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Equity Compensation Plan in any respect whatsoever but, subject to the administration and adjustment provisions of the Equity Compensation Plan (summarized above), no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent and no Award Agreement may be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.
Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency.
New Plan Benefits
The amounts that will be awarded under the Equity Compensation Plan cannot currently be determined because the Awards will be made at the Committee’s discretion, subject to the terms of the Equity Compensation Plan. Simply to illustrate potential future use of the Equity Compensation Plan, the grant date fair value (determined in accordance with ASC Topic 718) and number of shares of Common Stock subject to Awards that were received by the four Non-Employee Directors in the 2022 fiscal year were $219,988 and 30,984, respectively, in the aggregate.
U.S. Federal Tax Implications of Awards
The following summary generally describes the principal federal (but not state and local) income tax consequences of the issuance of restricted shares and restricted stock units under the Equity Compensation Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Internal Revenue Code of 1986, as amended, and the regulations thereunder relating to these matters are complex and subject to change and their impact in any one case may depend upon the particular circumstances.
A Grantee will not realize any income, and the Company will not be entitled to a deduction, at the time that a restricted share or restricted stock unit is granted under the Equity Compensation Plan or at the time that a restricted stock unit vests. Upon vesting of a restricted share, payment or settlement of a restricted stock unit award in Common Stock, cash or other securities or property, the Grantee will recognize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the fair market value of any Common Stock, cash or other securities or property vested or received.
Vote Required
The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the Amendment.
The Board recommends a vote “FOR” the approval of the amendment to the Equity Compensation Plan.

PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking advisory stockholder approval of the compensation of our named executive officers as further described below under “Executive Compensation.” The stockholder vote is an advisory vote only and is not binding on the Company or the Board. Although the vote is non-binding, the Board values the opinion of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Unless the Board modifies its policy on the frequency of future advisory votes on executive compensation, the next such vote will occur at the 2024 annual meeting of stockholders.
Our executive compensation system is designed to promote the Company’s financial and operational success by (i) attracting, motivating and assisting in the retention of highly qualified and talented executives, including our named executive officers, who will enable us to perform better than our competitors and drive long-term stockholder value; and (ii) reinforcing desired financial business results to our executives, including our named executive officers, and motivating them to make decisions that produce such results. We believe that our executive compensation system appropriately links pay to both the Company’s and the executive’s performance and is well aligned with the long-term interests of our stockholders. The Board does not allocate a fixed percentage to any specific component of compensation, but works with management to design an overall compensation structure that best serves its goals and appropriately motivates our executive officers to provide outstanding service to the Company. We believe that our executive compensation objectives have resulted in executive compensation decisions that have appropriately incentivized (without undue risk) the achievement of financial goals that have benefited our Company and our stockholders and are expected to drive long-term stockholder value over time.
As described in detail in the “Compensation Discussion and Analysis” section below, the Company is externally operated by the Operator (as defined in “Related Person Transactions—Transactions with Related Persons—Asset Management and Other Fees to Related Parties”), an affiliate of CIM Group, L.P., pursuant to an Investment Management Agreement (the “Investment Management Agreement”) between the Operator and CIM Urban Partners L.P. (“CIM Urban”), a principal subsidiary of the Company. In addition, CIM Service Provider, LLC (the “Administrator”), a subsidiary of CIM Group, LLC, provides certain administrative services to the Company and its subsidiaries pursuant to a Master Services Agreement (the “Master Services Agreement”). David Thompson, the Company’s Chief Executive Officer, and Nathan D. DeBacker, the Company’s former Chief Financial Officer, are employed by an affiliate of the Operator and the Administrator and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Thompson or Mr. DeBacker any compensation in 2021 and 2022. Therefore, their compensation is not discussed in the “Compensation Discussion and Analysis” section below.
We are asking stockholders to vote on the following advisory resolution:
Resolved, that the stockholders approve, on a non-binding advisory basis, the compensation of Barry N. Berlin, the Company’s only named executive officer being compensated by the Company, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in the proxy statement.
Vote Required
The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the proposal.
The Board recommends a vote “FOR” the approval of the advisory resolution on the Company’s executive compensation for the year ended December 31, 2022, as disclosed in this proxy statement.

PROPOSAL 4:

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required under Section 14A of the Exchange Act, we are also asking our stockholders to vote on a proposal, commonly known as a “say on pay frequency” proposal, which gives our stockholders the opportunity to indicate how often they believe we should conduct future advisory votes on executive compensation, or “say-on-pay” votes, such as that provided for in Proposal 3. Stockholders may indicate whether they prefer that we hold a “say-on-pay” vote every one year, every two years or every three years, or they may abstain from this vote. We are required to seek an advisory stockholder vote on the frequency of future “say-on-pay” votes at least once every six years, although we may seek stockholder input more frequently. As this is an advisory vote, the result will not be binding, however, we value the opinion of our stockholders and welcome communication regarding our executive compensation structure and policies.
After considering each option for the frequency on advisory say-on-pay votes, the Board has determined that an annual “say-on-pay” vote is the best approach for our Company and our stockholders and is consistent with our current, annual “say-on-pay” voting.
You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting.
Vote Required
The option of one year, two years, or three years that receives a majority of votes cast by stockholders at the Annual Meeting at which a quorum is present will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. In the event that no option receives a majority of votes cast, we will consider the option that receives the most votes to be the option selected by stockholders. Even though your vote is advisory and therefore will not be binding on the Company, the Board values the opinion of our stockholders and will consider our stockholders’ vote. Nonetheless, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option voted by our stockholders.
The Board unanimously recommends a vote of “one year” as the frequency with which stockholders are provided an advisory vote on executive compensation.

PROPOSAL 5:

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of independent members of the Board (the “Audit Committee”), has appointed Deloitte & Touche, LLP (“Deloitte”) as our independent registered public accounting firm with respect to our operations for the fiscal year ending December 31, 2023. Representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the appointment of Deloitte to the common stockholders for ratification as a matter of good corporate governance. If the common stockholders fail to ratify the appointment, the Audit Committee may reconsider whether to retain Deloitte. Even if the appointment is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
We are asking that you ratify the appointment of Deloitte, although your ratification is not required.
Vote Required
The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the ratification of the appointment of Deloitte as our independent registered public accounting firm.
The Board recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

CORPORATE GOVERNANCE
Company Leadership Structure; Board Role in Risk Oversight
Leadership Structure. The Board does not have a formal policy regarding the leadership structure of the Company and whether the roles of chairman and chief executive officer should be separated, but instead believes that these matters should be determined based on a number of different factors and circumstances, including the Company’s position, history, size, culture, stockholder base, board size and board composition and that, as a result, the appropriate structure may change from time to time as circumstances warrant. Currently, the roles of Chairman of the Board and Chief Executive Officer of the Company are separated. Our Chairman of the Board is Mr. Ressler and our Chief Executive Officer is Mr. Thompson.
Risk Oversight. The Company is exposed to a variety of risks. The entire Board regularly assesses major risks facing the Company and reviews options for their mitigation. The Board may appoint a committee to address a specific risk or to oversee the Company’s response to a specific risk. In particular, the Audit Committee of the Board oversees the Company’s policies with respect to risk assessment and risk oversight and oversees risk with respect to financial reporting matters. The Board also relies on management to bring significant matters to its attention.
The Board believes that the Company’s current leadership structure, including the independent Audit Committee oversight function and the open access of the Board to the Company’s executive officers and senior management as the Board determines is appropriate, supports the oversight role of the Board in the Company’s risk management.
Statement on Corporate Governance
Governance Principles. The Board has adopted a set of Governance Principles that provides a framework for the governance of the Company. The Company’s Governance Principles may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Governance Documents.”
Contacting the Board. The Board welcomes your questions and comments. If you would like to communicate directly with the Board, or if you have a concern related to the Company’s business ethics or conduct, financial statements, accounting practices or internal controls, then you may submit your correspondence to the Secretary of the Company, at 17950 Preston Road, Suite 600, Dallas, Texas 75252, or you may call the Ethics Hotline at 1-800-292-4496. All communications will be forwarded to the Audit Committee, which in turn may forward certain communications to the entire Board in its discretion.
Code of Ethics. The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, the Operator (as defined below) and the Administrator (as defined below), including the Company’s principal executive officer and principal financial and accounting officer (the “Code of Ethics”).
If the Board amends any provisions of the Code of Ethics that applies to the Company’s principal executive officer or any other executive officer of the Company or grants a waiver in favor of any such persons, the Company intends to satisfy its disclosure requirements by disclosing the amendment or waiver in a Current Report on Form 8 K filed with the SEC within four business days following such amendment or waiver.
The Company’s Code of Business Conduct and Ethics may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Governance Documents.”
Meetings of the Board
The Board held a total of seven meetings during the year ended December 31, 2022. Each director attended at least 75 percent of the aggregate number of Board meetings and the meetings of committees on which he or she served during 2022. Directors are encouraged to attend the annual meeting of stockholders of the Company. All but one member of our Board virtually attended our 2022 annual meeting of stockholders.
Independent Director Meetings
The independent directors have at least one regularly scheduled meeting or executive session per year without the presence of other directors and management. Any independent director can request that an additional executive session be scheduled.

Committees of the Board
The Board has the following standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee.
Audit Committee. The Company has a standing Audit Committee that oversees the accounting and financial reporting processes as well as legal, compliance and risk management matters. The Audit Committee consists of Ms. Wong (chairman), Mr. Bech and Ms. Edwards. The Audit Committee is comprised entirely of directors who meet the independence and financial literacy requirements of Nasdaq and applicable SEC rules. See “—Independence of Directors.” In addition, the Board has determined that Ms. Wong qualifies as an “audit committee financial expert” as defined in SEC rules.
The Audit Committee’s responsibilities include providing assistance to the Board in fulfilling its responsibilities with respect to oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, performance and independence, and the performance of the Company’s internal audit function, if any. In accordance with its Audit Committee Charter, the Audit Committee is directly responsible for the appointment and oversight of the independent registered public accounting firm, who reports directly to the Committee, approval of the engagement fee of the independent registered public accounting firm and pre approval of the audit services and any permitted non audit services they may provide to the Company. In addition, the Audit Committee reviews the scope of audits as well as the annual audit plan and evaluates matters relating to the audit and internal controls of the Company. The Audit Committee holds separate executive sessions, outside the presence of executive management, with the Company’s independent registered public accounting firm.
During 2022, the Audit Committee held six meetings.
The charter for the Audit Committee may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.”
Compensation Committee. Our Compensation Committee consists of two of our independent directors: Mr. Bech, who serves as chairman, and Ms. Wong. Our Board has adopted a charter for the Compensation Committee that sets forth its specific functions, powers, duties and responsibilities. Among other things, the Compensation Committee charter calls upon the Compensation Committee to:
•In consultation with senior management, establish the Company’s general compensation philosophy and oversee the development, implementation and administration of compensation plans, policies and programs, if any;
•Oversee compliance of all compensation-related disclosure requirements, including producing an annual Compensation Committee Report for inclusion in the Company’s proxy statement in accordance with applicable SEC rules and regulations; and
•Review and make recommendations to the Board regarding any changes in compensation for directors.
During 2022, the Compensation Committee held four meetings.
The charter for the Compensation Committee may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.”
Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is comprised of two of our independent directors: Mr. Bech, who serves as chairman, and Ms. Edwards. The Nominating and Corporate Governance Committee was formed to establish and implement our corporate governance practices and to nominate individuals for election to the Board. Our Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by our Board. Among other things, the committee charter calls upon the Nominating and Corporate Governance Committee to: (i) periodically review the size and composition of the Board and recommend to the Board such modifications to its size and/or composition as are determined by the Nominating and Corporate Governance Committee to be necessary or desirable; (ii) recommend to the Board the director nominees for the next annual meeting of stockholders; and (iii) develop and recommend to the Board a set of corporate governance principles applicable to the Company.
During 2022, the Nominating and Corporate Governance Committee held four meetings.

The charter for the Nominating and Corporate Governance Committee may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.”
Director Nomination Procedures
Director Qualifications. The Nominating and Corporate Governance Committee believes that each member of the Board must possess high personal and professional ethics, integrity and values, and be committed to representing the long term interests of the stockholders, as well as an inquisitive mind, an objective perspective, practical wisdom and mature judgment. In addition, directors must be willing to devote sufficient time to carry out their duties and responsibilities effectively. The Nominating and Corporate Governance Committee is committed to diversity on the Board, values diversity and believes the Board should reflect an appropriate diversity of viewpoints, background, experience, ethnicity, gender, culture and other demographics.
Identifying and Evaluating Nominees. The Nominating and Corporate Governance Committee may consider those factors it deems appropriate in evaluating director candidates as outlined above. The skills and personality of each director should fit with those of the other directors in building a Board that is effective, collegial and responsive to the needs of the Company. The Nominating and Corporate Governance Committee may consider candidates for the Board from any reasonable source, including current board members, stockholders, professional search firms or other persons. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating and Corporate Governance Committee may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates; however, no such consultant or search firm was engaged in the year ended December 31, 2022.
Stockholder Nominees. The Nominating and Corporate Governance Committee will consider properly submitted stockholder nominees for election to the Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Any such nominations proposed for consideration by the Nominating and Corporate Governance Committee must be submitted in accordance with the procedures specified in our bylaws as described below under “Stockholder Proposals for the 2024 Annual Meeting.” Any stockholder nominations proposed for consideration by the Nominating and Corporate Governance Committee should include the information required by our bylaws, including the nominee’s name and sufficient biographical information to demonstrate that the nominee meets the qualification requirements for board service as set forth under “—Director Qualifications.” The nominee’s written consent to the nomination should also be included with the nomination submission, which should be sent in accordance with the provisions of our bylaws and addressed to: Mr. Barry Berlin, Secretary of the Company, 17950 Preston Road, Suite 600, Dallas, Texas 75252.
Additional information regarding submitting stockholder proposals is set forth in our bylaws. Stockholders may request a copy of our bylaws from the Company’s Secretary, Mr. Barry Berlin, Secretary of the Company, Creative Media & Community Trust Corporation, 17950 Preston Road, Suite 600, Dallas, Texas 75252.
Director Nominees
Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors of the Company and the names of other public companies in which such persons hold or have held directorships during the past five years.

Name	Age	Position
Douglas Bech	77	Director (independent)
John Hope Bryant	57	Director (independent)
Marcie Edwards	66	Director (independent)
Shaul Kuba	60	Director
Richard Ressler	64	Director and Chairman of the Board
Avraham Shemesh	61	Director
Elaine Wong	44	Director (independent)
Douglas Bech has served as a director of the Company since March 2014, and since 1997 as founder and Chief Executive Officer of Raintree Resorts International, a private enterprise engaged in vacation ownership and resort operations in Mexico, the United States and Canada. Prior to founding Raintree, Mr. Bech practiced securities and corporate finance law from 1970 to 1997. Mr. Bech also served as a director of J2 Global, Inc. from November 2000 to October 2021 and from August 1988 through November 2000, he served as a director of eFax.com, a company J2 Global, Inc. acquired in November 2000. In October 2021 Mr. Bech was appointed non-executive chairman of the Board of directors of Consensus Cloud Solutions, Inc., a company which was spun off to the J2 (now renamed Ziff-Davis) shareholders. Mr. Bech also served as presiding independent director of HollyFrontier Corporation from July 2011 until May 2021, when Mr. Bech retired from its board of directors. Mr. Bech had previously served as a director of Frontier Oil Corporation from 1993 until its merger with Holly Corporation in July 2011. Mr. Bech also served, from 2014 until February 1, 2016, as an independent trust manager of Moody National REIT II, Inc., a registered, non-traded real estate investment trust that acquires limited service hotels in the United States. Mr. Bech’s previous work as a securities and corporate finance lawyer, as a director of other diverse public companies, and his experience as a chief executive officer of a multi-national enterprise provides expertise on corporate governance, legal matters and finance, as well as a general business management perspective to the Board.
John Hope Bryant has served as a director of the Company since November 2022. Mr. Bryant is chairman and chief executive officer of Bryant Group Ventures and The Promise Homes Company (“TPHC”), the largest for-profit minority controlled owner of institutional-quality, single-family residential rental homes in the U.S. Bryant founded TPHC as a start-up idea in the summer of 2017, and, by the summer of 2021, it had become the largest minority controlled single family home rental company in the nation. Further, Mr. Bryant has served as a director of Nextdoor Holdings, Inc. since November 2021 and currently serves on its Nominating, Corporate Governance, and Corporate Responsibility Committee. Mr. Bryant is also the Founder, Chairman, and Chief Executive Officer of Operation HOPE, Inc., the largest not-for-profit and best-in-class provider of financial literacy, financial inclusion, and economic empowerment tools and services in the United States for youth and adults. He has served as an advisor to three sitting U.S. presidents from both political parties. Mr. Bryant is a founding member of the Clinton Global Initiative and a member of the World Economic Forum’s “The Forum of Young Global Leaders.” In addition, he hosts a national podcast series on iHeart and is a regular guest on CNBC’s Squawk Box, a columnist for Bloomberg Opinion and a contributor to Huffington Post and Black Enterprise. Mr. Bryant was selected to serve as a director because of his experience as an entrepreneur and a real estate investor, his leadership skill and his deep connections to the community, all of which are expected to bring valuable insight to the Board.
Marcie Edwards has served as a director of the Company since her appointment by our Board on February 11, 2021. Ms. Edwards served as the General Manager of the Los Angeles Department of Water and Power (LADWP) from 2014 to 2017. In that capacity, she managed a city agency with an annual budget of more than $6 billion and approximately 10,000 employees. As part of her role at LADWP, she served as a member of the Board of the Water and Power Employees’ Retirement Plan, overseeing more than $12 billion in investments. Prior to her tenure at LADWP, Ms. Edwards was the City Manager of the City of Anaheim from 2013 to 2014, overseeing an annual budget of more than $1 billion with approximately 3,000 employees, including a fire department, a police department, and a public utility company. From 2000 to 2012, Ms. Edwards was the Utility General Manager of Anaheim Public Utilities and, prior to 2000, Ms. Edwards spent almost 25 years with LADWP in a variety of positions. From 2019 to 2021, she was Chair to the California Wildfire Safety Advisory Board as a gubernatorial appointee. Since 2019, Ms. Edwards has been a board member of S&C Electric Company in Chicago (and a member of the Audit Committee since 2021). In 2019, Ms. Edwards was invited to serve on the Southern California Gas Company’s Advisory Safety Council. Ms. Edwards has a Master in Public Administration degree from the University of LaVerne. Ms. Edwards’ extensive experience in public administration provides the Board with a strong resource on a variety of important strategic matters.
Shaul Kuba has served as a director of the Company since March 2014 and Chief Investment Officer of the Company since November 2022. Mr. Kuba is a Co-Founder, Principal and President of CIM’s Real Asset Services division with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM Group, L.P. in 1994, Mr. Kuba has been an integral part of building CIM Group, L.P.’s platforms. As a Principal and Head of CIM Group, L.P.’s Development Group, he is actively involved in the development, redevelopment and repositioning of CIM Group, L.P.’s real estate assets. Additionally, Mr. Kuba is instrumental in sourcing new opportunities and establishing and maintaining relationships with national and regional retailers, hospitality brands and restaurateurs. He serves on CIM Group, L.P.’s Investment, Allocation and Real Asset Management Committees and provides guidance on the diverse opportunities across CIM’s platforms. He also serves as an officer of various affiliates of CIM. Prior to CIM Group, L.P., Mr. Kuba was involved in a number of successful entrepreneurial real estate activities including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles. Mr. Kuba has in depth knowledge of CIM Urban’s business and operations and has significant experience with the real estate development process and sourcing new transactions as a result of his experience with CIM Group, L.P., including as Co-Founder thereof.
Richard Ressler has served as director and chairman of the Company since March 2014. Mr. Ressler is the founder and President of Orchard Capital Corporation (“Orchard Capital”), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, L.P. (together with its controlled affiliates, “CIM”), a community-focused real estate and infrastructure owner, operator, lender and developer, Orchard First Source Asset Management, LLC (together with its controlled affiliates, “OFSAM”), which provides personnel staffing to OFS Capital Management, LLC, a registered investment adviser focusing primarily on investments in middle market and broadly syndicated US loans, debt and equity positions in collateralized loan obligations and other structured credit investments, OFS CLO Management, LLC, a registered investment adviser focusing primarily on investments in broadly syndicated US loans, and OCV Management, LLC (“OCV”), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest. Mr. Ressler served as non-executive chairman of the board of Ziff Davis, Inc. (NASDAQ: ZD), formerly known as j2Global, Inc., from 1997 until May 2022. In addition, he has also served as the Chief Executive Officer and President and as a director of CIM Real Estate Finance Trust, Inc. (“CMFT”), a non-listed REIT operated by an affiliate of CIM that invests in net lease core real estate assets as well as real estate loans and other credit investments, since February 2018, and has served as Chairman of its board of directors since August 2018. Mr. Ressler has served as the chairman of the investment risk management committee of CMFT since April 2022 and served as a member of the nominating and corporate governance committee from August 2018 to March 2022. Mr. Ressler served as the Chief Executive Officer, President and a director of CIM Income NAV, Inc. (“CIM Income NAV”) from February 2018 to December 2021 and as Chairman of the board of directors of CIM Income NAV from August 2018 to December 2021 until CIM Income NAV’s merger with and into CMFT in December 2021. Mr. Ressler served as the Chief Executive Officer and President and as a director of Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) from February 2018 and as chairman of its board of directors from August 2018 until CCIT III’s merger with and into CMFT in December 2020. Mr. Ressler also served as a director of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) from January 2019 until CCIT II’s merger with Griffin Realty Trust, Inc. (“GRT”) in March 2021 and as a director of Cole Credit Property Trust V, Inc. (“CCPT V”) from January 2019 to October 2019.
Mr. Ressler co-founded CIM Group, L.P. in 1994 and serves as the Executive Chairman of CIM and as an officer of various affiliates of CIM, including our manager. He chairs CIM’s Executive, Investment, Allocation and Real Asset Management Committees. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and chairs its executive committee. Mr. Ressler co-founded OCV in 2016 and chairs its executive committee. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE: VGR) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore LLP, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University. Mr. Ressler has in depth knowledge of CIM Urban’s business and operations and has extensive experience with, and knowledge of, business management and finance as a result of his experience with CIM, including as Co-Founder thereof.
Avraham Shemesh has served as a director of the Company since March 2014. Mr. Shemesh is a Co-Founder, Principal and President of CIM’s Real Asset Management division with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM Group, L.P. in 1994, Mr. Shemesh has been instrumental in building CIM Group, L.P.’s real estate, infrastructure and debt platforms. He serves on CIM Group, L.P.’s Investment, Allocation, Real Assets Management and Valuation Committees as well as the Investment Committee – Credit Subcommittee (“ICCS”), providing guidance on the diverse opportunities available across CIM’s various platforms and acts in various senior capacities within CIM Mr. Shemesh is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication. He serves as an officer of various affiliates of CIM. In addition, Mr. Shemesh has served as a director of CMFT since March 2019. He served as a director of CIM Income NAV from January 2019 to December 2021. He also served as the Chief Executive Officer and President and as a director of CCIT II from February 2018, and as Chairman of the board of directors of CCIT II from August 2018 until CCIT II’s merger with GRT in March 2021. Until the mergers of such entities with and into CMFT in December 2020, he served as the Chief Executive Officer and as a director of CCPT V beginning in March 2018, as Chairman of the board of directors of CCPT V beginning in August 2018, and as a director of CCIT III beginning in January 2019. Prior to CIM Group, L.P., Mr. Shemesh was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, a developer of a wide variety of commercial and multifamily properties in Los Angeles. Mr. Shemesh has in depth knowledge of CIM Urban’s business and operations and has significant experience with the real estate operating process and strategic planning as a result of his experience with CIM Group, L.P., including as Co-Founder thereof.
Elaine Wong has served as a director of the Company since May 2022. Ms. Wong was a Principal at CIM Group, L.P. and served as its Head of Marketing & Communications from May 2018 until her retirement from CIM at the end of June 2021. Ms. Wong was a member of CIM’s Investment Committee from February 2015 to June 2021. From February 2015 to April 2018, Ms. Wong served as CIM’s Global Head of Partner & Co-Investor Relations. She served at CIM from February 2012 to January 2015 as 1st Vice President, Global Head of Fundraising and Investor Relations, from February 2010 to January 2012 as

Vice President, Fundraising & Investor Relations, and from April 2007 to January 2010 as Associate, Investor Relations. She was also a director of CMFT from October 2019 to December 2021, a director of CIM Income NAV from October 2019 until its merger with CMFT in December 2021, a director of CCPT V from October 2019 until its merger with CMFT in December 2020 and a director of CCIT II from October 2019 until its merger with GRT in March 2021. Prior to joining CIM, Ms. Wong served from May 2005 to March 2007 as an Associate at Perry Capital, LLC, and from July 2001 to April 2005 as an Analyst, and then Associate in the Equities Division, Financial and Strategic Management, of Goldman Sachs & Co. Ms. Wong received a Bachelor of Science degree in Accounting and Finance from New York University, Leonard N. Stern School of Business. Ms. Wong was selected to serve as a director because of her financial background and experience and expertise in investor relations, marketing and communications strategy, and fundraising, all of which are expected to bring valuable insight to the Board.
Board Diversity Matrix

Board Diversity Matrix (As of June 21, 2023)
Total Number of Directors	7
Part I: Gender Identity
	Female	Male
Directors	2	5
Part II: Demographic Background
White	1	4
Asian (other than South Asian)	1
African American		1

Director Compensation
The Company uses a combination of cash and share based compensation to attract and retain qualified candidates to serve on the Board. In setting compensation for the Company’s independent directors of the Board, the Compensation Committee considers, among other things, the substantial time commitment on the part of the directors in fulfilling their duties as well as the skill level it requires of directors. In addition, all directors of the Board are reimbursed by the Company for their expenses related to attending meetings of the Board and its committees.
The cash component of each independent director’s compensation is set forth according to the following schedule:

Annual board retainer	$ 55,000
Annual audit committee chair retainer	$ 20,000
The annual board retainer and the annual audit committee chairman retainer are payable quarterly in advance. No separate retainer is paid for an independent director’s serving as chair of the Compensation Committee or the Nominating and Corporate Governance Committee.
The compensation arrangement for each independent director in 2023 is expected to be substantially the same as the annualized compensation arrangement for the independent directors in 2022, which is set forth in the table below:
Director Compensation in 2022

Name	Fees Earned or Paid in Cash	Share Awards (1)	Total
Douglas Bech	$55,000	$54,997	$109,997
John Hope Bryant(2)	$12,055	$—	$12,055
Frank Golay, Jr. (3)	$27,500	$—	$27,500
Kelly Eppich (4)	$56,250	$54,997	$111,247
Marcie Edwards	$55,000	$54,997	$109,997
Elaine Wong(5)	$53,925	$54,997	$108,922

___________________
(1)Represents the grant date fair value of the restricted shares or share options, as the case may be, for purposes of ASC Topic 718, Compensation—Stock Compensation. Each of Mr. Bech, Mr. Eppich, Ms. Edwards and Ms. Wong received a grant of 7,746 restricted shares of Common Stock on June 30, 2022. The grant date fair value of the restricted shares is based on the per share closing price of our Common Stock on June 30, 2022, which was $7.10.
(2)Mr. Bryant joined the Board on November 22, 2022. Mr. Bryant did not receive any restricted shares at the time of his appointment to the Board. Instead, as compensation for his service as a director for the remainder of the 2022-2023 term, Mr. Bryant has been receiving in cash a pro-rata portion of the annual retainer valued at $110,000 based on the total compensation provided by the Company to its independent directors for such term.
(3)Mr. Golay retired from the Board on May 2, 2022.
(4)Mr. Eppich passed away on July 4, 2022.
(5)Ms. Wong joined the Board on May 2, 2022. As compensation for her service as a director on the Board for the remainder of the 2021-2022 term, Ms. Wong received in cash a pro-rata portion of the annual retainer valued at $110,000 based on the total compensation provided by the Company to its independent directors for such term. In August 2022, the Board appointed Ms. Wong as Acting Chair of the Audit Committee; in December 2022, the Board appointed Ms. Wong as Chair of the Audit Committee.
Messrs. Kuba, Ressler and Shemesh did not receive any compensation (other than the reimbursement of expenses related to attending meetings of the Board and its committees) for their service as directors in the year ended December 31, 2022.
Executive Officers
Set forth below are the names of the persons who are our executive officers as of the date hereof, their ages and their positions with the Company. Each executive officer will serve until his successor is duly appointed, or until his earlier death, resignation or removal from office.

Name	Age	Position
David Thompson	59	Chief Executive Officer
Barry N. Berlin	63	Chief Financial Officer and Secretary; Executive Vice President and Treasurer
David Thompson has been Chief Executive Officer of the Company since March 2019. Mr. Thompson served as the Chief Financial Officer of the Company from March 2014 to March 2019. Mr. Thompson is also a Principal, Chief Financial Officer of CIM Group, L.P. and serves on CIM Group, L.P.’s Investment, Valuation Committee and the ICCS. He joined CIM Group, L.P. in 2009. In addition, Mr. Thompson has served as the Chief Executive Officer and Trustee of CIM Real Assets & Credit Fund, a closed-ended interval fund that seeks to invest in a mix of institutional-quality real estate and credit assets, since February 2019. Prior to joining CIM Group, L.P. in 2009, Mr. Thompson spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller, where he was responsible for worldwide financial reporting, financial planning and analysis, internal control and technical accounting compliance. Mr. Thompson’s experience includes billions of dollars of real estate acquisitions and dispositions in the office, retail, multifamily, hotel, gaming and timeshare sectors, as well as significant capital markets experience. Mr. Thompson began his career as a C.P.A. in the Los Angeles office of Arthur Andersen & Co. Mr. Thompson received a B.S. degree in Accounting from the University of Southern California.
Barry N. Berlin has been Chief Financial Officer and Secretary of the Company since August 2022. Mr. Berlin has been the Executive Vice President and Treasurer of the Company since October 2008 and was Chief Financial Officer of the Company’s predecessor from June 1993 to March 2014. He has been Chief Financial Officer of the Company’s wholly-owned subsidiary lending business since 1992 and has been the Chief Executive Officer and Chairman of the Board of Directors of that business since 2020. In addition, Mr. Berlin has served in various finance and accounting roles within CIM Group and its affiliates since 2017 and is currently a Managing Director of CIM Group, Chief Financial Officer of CIM Real Assets & Credit Fund, a closed-ended interval fund advised by an affiliate of CIM Group that is registered as an investment company under the Investment Company Act of 1940, as amended, Chief Financial Officer of CIM Capital, LLC, the Company’s operator and an investment adviser registered with the Securities and Exchange Commission. Mr. Berlin earned a Bachelor of Science degree in Accounting from the University of Florida and is a certified public accountant. Mr. Berlin began his career in public accounting.

AUDIT COMMITTEE REPORT
The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).
The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), operates under a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee charter is available on the corporate governance section of the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.”
During 2022, the Audit Committee, either through separate private sessions or during its regularly scheduled meetings with the independent registered public accounting firm and the director of internal audit, had candid discussions regarding financial management, legal, accounting, auditing and internal control issues.
The Audit Committee has been provided with updates on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The updates include discussions with the independent registered public accounting firm about the Company’s internal control assessment process and the independent registered public accounting firm’s evaluation of the Company’s system of internal control over financial reporting.
The Audit Committee reviewed with executive management and the director of internal audit the Company’s policies and procedures with respect to risk assessment and risk management.
The Audit Committee recommended to the Board the engagement of Deloitte & Touche, LLP as the independent registered public accounting firm for the year ended December 31, 2022, and reviewed (with senior members of the Company’s financial management team and the independent registered public accounting firm) the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. The Audit Committee has the sole authority to appoint the independent registered public accounting firm.
The Audit Committee has reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10‑K with management including a discussion of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.
The Audit Committee also discussed with the independent registered public accounting firm, who is engaged to audit and report on the consolidated financial statements of the Company and subsidiaries and the effectiveness of the Company’s internal control over financial reporting, those matters required to be discussed by the auditors with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence for 2022.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10‑Q and Form 10‑K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports.
In reliance on these reviews and discussions, and the reports of the independent registered public accounting firm, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2022, for filing with the SEC.

This report is submitted by the following members of the Audit Committee:
Elaine Wong (chairman)
Douglas Bech
Marcie Edwards

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Background
This Compensation Discussion and Analysis relates to compensation paid to the Company’s named executive officers during fiscal year 2022.
2022 Named Executive Officers
The following individuals were our named executive officers during 2022:

Name	Position
David Thompson	Chief Executive Officer
Barry N. Berlin*	Chief Financial Officer and Secretary; Executive Vice President and Treasurer
Nathan D. DeBacker*	Chief Financial Officer and Secretary
___________________
*    Mr. DeBacker stepped down as Chief Financial Officer and Secretary of the Company on August 10, 2022. On the same day, Mr. Berlin was appointed Chief Financial Officer and Secretary of the Company.
The Company is externally operated by the Operator, an affiliate of CIM Group, L.P. In addition, CIM Service Provider, LLC (the “Administrator”), a subsidiary of CIM Group, provides certain administrative services to the Company and its subsidiaries. Mr. Thompson, Chief Executive Officer, and Mr. DeBacker, former Chief Financial Officer and Secretary, are employed by an affiliate of the Operator and the Administrator and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Thompson or Mr. DeBacker any compensation in 2022. Therefore, their compensation is not discussed in this Compensation Discussion and Analysis.
While Mr. Berlin has an employment agreement with the Company as described below under“—Potential Payments Upon Termination or Change in Control,” Mr. Berlin has been jointly employed by the Company and an affiliate of the Operator and the Administrator. Mr. Berlin became the Chief Financial Officer and Secretary of the Company in August 2022. In addition, during 2022, Mr. Berlin was the Executive Vice President and Treasurer of the Company, Chief Financial Officer of the Company’s wholly-owned subsidiary lending business and Chief Executive Officer and Chairman of the Board of Directors of that business. In 2022, Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator. Such affiliate was then reimbursed by the Company. In 2022, the amount of the reimbursement was based on Mr. Berlin’s time spent (i) working on matters pertaining to the lending business of the Company and (ii) in his role as Executive Vice President and Treasurer of the Company from January 1, 2022 to August 10, 2022 (when Mr. Berlin assumed the additional role of Chief Financial Officer and Secretary). In 2022, such affiliate did not seek reimbursement from the Company for the time that Mr. Berlin spent in his role as Chief Financial Officer of the Company.
Role of Management and the Board in the Compensation Setting Process
Management of the Company and the Board had no role in setting the compensation of Mr. Berlin.
Stockholder Advisory Vote
Mr. Berlin became Chief Financial Officer and Secretary of the Company in August 2022. There was no vote on the Company’s executive compensation in 2021 because the Company did not pay compensation to any of its named executive officers for 2021.
Compensation Policies and Practices in Relation to Risk Management
As of December 31, 2022, the Company had five employees. Accordingly, the Compensation Committee does not believe that the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Use of Independent Compensation Consultant
The Compensation Committee did not engage the services of an independent compensation consultant in 2022.
Determining 2022 Executive Compensation
As described above, Messrs. Thompson and DeBacker are employed and paid by an affiliate of the Operator and the Administrator and, therefore, their 2022 compensation is not discussed herein. In 2022, as described above under “—2022 Name Executive Officers,” Mr. Berlin’s compensation that was attributable to the time that he spent in his role as Chief Financial Officer of the Company was not borne by the Company but by an affiliate of the Operator and the Administrator. Accordingly, the Board did not play a role in determining Mr. Berlin’s compensation.
2022 Base Salary and Annual Cash Incentive
Mr. Berlin’s compensation that was attributable to the time that he spent in his role as Chief Financial Officer of the Company was not borne by the Company but by an affiliate of the Operator and the Administrator as described above under “—2022 Name Executive Officers.” Accordingly, the Board did not play a role in determining Mr. Berlin’s compensation.
Severance and Change in Control Agreements
Mr. Berlin’s employment agreement with the Company provided for a severance payment as specified therein.
Tax Considerations
Internal Revenue Code Section 162(m) generally limits the deductibility of compensation paid to certain executive officers in excess of $1,000,000 in any one year. The Compensation Committee was aware of the impact of Internal Revenue Code Section 162(m), but our named executive officers did not receive compensation from the Company in excess of the $1,000,000 limit. The Compensation Committee will continue to consider the tax consequences when determining named executive officer compensation. As in the past, the Board, upon the recommendation of the Compensation Committee, reserves the right to make compensation payments that are nondeductible.
Hedging and Pledging Restrictions
The Company believes it is inappropriate for any director, officer or employee of the Company to enter into speculative transactions in the Company’s equity securities. The Company’s Trading Policy prohibits all such persons, and members of their households or immediate family (spouse and minor children), from engaging in all speculative financial transactions involving securities of the Company, including buying and selling put and call options or engaging in short selling, and hedging transactions with respect to securities of the Company, including purchasing financial instruments or entering into transactions (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) designed to hedge or offset any decrease in the market value of equity securities of the Company. Holding and exercising options or other securities granted under any equity incentive plan of the Company are not prohibited by the Company’s Trading Policy.
Additionally, the Company’s Trading Policy permits pledging of securities of the Company only with the approval of an attorney designated by the Company.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee is comprised of two of our independent directors. Neither of them (1) has at any time served as an officer or employee of the Company or (2) has or had any relationship requiring disclosure pursuant to the SEC’s rules regarding related party transactions (i.e., Item 404(a) of Regulation S-K). None of our executive officers has served as a director or member of the Compensation Committee of any entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.
Compensation Committee Report
The Compensation Committee has furnished the following report. The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filings.

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
Douglas Bech, Chairman
Elaine Wong
Summary Compensation Table
The table below sets forth information concerning compensation of each of our named executive officers for the years ended December 31, 2022 and, 2021, respectively. As described in the Compensation Discussion and Analysis, Messrs. Thompson and DeBacker are employed by an affiliate of the Operator and the Administrator and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Messrs. Thompson or DeBacker any compensation in 2022.
Mr. Berlin has been jointly employed by the Company and an affiliate of the Operator and the Administrator. Mr. Berlin has an employment agreement with the Company, which agreement is described below under “—Potential Payments Upon Termination or Change in Control.” Mr. Berlin became the Chief Financial Officer and Secretary of the Company in August 2022. Prior to that, Mr. Berlin has been the Executive Vice President and Treasurer of the Company since October 2008, Chief Financial Officer of the Company’s wholly-owned subsidiary lending business since 1992 and Chief Executive Officer and Chairman of the Board of Directors of that business since 2020. In 2022, Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator. Such affiliate was then reimbursed by the Company. The amount of the reimbursement was based on Mr. Berlin’s time spent working on matters pertaining to the lending business of the Company in 2022 and in his role as Executive Vice President and Treasurer of the Company from January 1, 2022 to August 10, 2022 (when Mr. Berlin assumed the additional role of Chief Financial Officer and Secretary) relative to Mr. Berlin’s time spent on matters unrelated to the Company. The amount of such reimbursement is provided in the table below. In 2022, such affiliate did not seek reimbursement from the Company for the time that Mr. Berlin spent in his role as Chief Financial Officer of the Company.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation(2),(3)	Total
David Thompson	2022	$—	$—	$—	$—	$—
Chief Executive Officer	2021	$—	$—	$—	$—	$—
Barry N. Berlin
Chief Financial Officer and Secretary; Executive Vice President and Treasurer(1),(3)	2022	$91,876	$55,781	$—	$3,507	$151,164
Nathan D. DeBacker	2022	$—	$—	$—	$—	$—
Chief Financial Officer and Secretary(1)	2021	$—	$—	$—	$—	$—
___________________
(1)    Mr. DeBacker stepped down as Chief Financial Officer and Secretary of the Company on August 10, 2022. On the same day, Mr. Berlin was appointed Chief Financial Officer and Secretary of the Company. Please see the disclosure under the first paragraph of “—Summary Compensation Table” regarding the information provided with respect to Mr. Berlin’s position.
(2)    See explanation immediately preceding this table for information pertaining to Mr. Berlin’s compensation for his services performed for the Company and its subsidiaries as disclosed in the table.
(3)    See table below for a breakdown of all other compensation.
All other compensation paid to the Company’s named executive officers in the table above consisted of the following:

Name	Year	Unused Vacation Pay	Tax Qualified 401(k) Plan		Automobile Allowance	Other		Total
Barry N. Berlin	2022	$—	$1,773	(1)	$1,734	$—	(2)	$3,507
Grants of Plan Based Awards
There were no grants of equity awards to our named executive officers during 2022.
Outstanding Equity Awards at Fiscal Year End
There were no outstanding equity awards as of December 31, 2022.
Option Exercises and Stock Vested in 2022
There were no restricted share awards that vested during the fiscal year ended December 31, 2022.
Potential Payments Upon Termination or Change in Control
Mr. Berlin is party to an executive employment agreement (an “Executive Employment Agreement”) with the Company, which became effective upon the consummation of a merger between the Company’s predecessor and a fund managed by an affiliate of the Operator and the Administrator on March 11, 2014. Under the Executive Employment Agreement, Mr. Berlin is entitled to a minimum annual salary of $350,000 (provided that, as discussed above under “—Summary Compensation Table,” Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator). The Executive Employment Agreement also entitles Mr. Berlin to health insurance coverage for himself, his wife and his dependent children, and a monthly automobile allowance of $550.
If Mr. Berlin is unable to perform his services due to illness or total incapacity (to be determined based on standards similar to those utilized by the U.S. Social Security Administration), the Executive Employment Agreement entitles Mr. Berlin to receive his full salary for up to one year of such incapacity, reduced by any amounts paid by any Company-provided insurance. If Mr. Berlin’s total incapacity continues beyond one year and he is not thereafter able to devote full time to his employment with the Company, then his employment and his Executive Employment Agreement will terminate.
If Mr. Berlin dies during his employment with the Company before reaching the age of seventy, his estate will be entitled to a payment of two times his annual salary plus unused vacation pay. The Company-paid amount of such death benefits will be made over the course of twelve months, offset by any amounts paid under any group life insurance issued by the Company.
In the event that Mr. Berlin’s employment is terminated by the Company for Cause (as defined below), or if Mr. Berlin resigns his employment with the Company, he will be entitled to receive only his base salary then in effect, prorated to the date of termination, and all benefits accrued through the date of termination. If the Company terminates Mr. Berlin’s employment without Cause, Mr. Berlin will be entitled to receive a severance payment in an amount equal to his annual base salary then in effect, to be paid out in a lump sum on the 60th day following his termination date, conditioned upon the execution of a general release of claims.
For purposes of the Executive Employment Agreement, “Cause” means (1) the intentional, unapproved material misuse of corporate funds, (2) professional incompetence or (3) acts or omissions constituting gross negligence or willful misconduct of executive’s obligations or otherwise relating to the business of the Company.
Assuming all vacation days are taken and all reasonable business expenses have been reimbursed, based on the Company’s best estimate, assuming the applicable scenario occurred on December 31, 2022, the Company would have owed Mr. Berlin $700,000 (representing two times his annual base salary) if he died or $350,000 (representing his annual base salary) if he became disabled or if the Company terminated his employment without Cause.
Pay Versus Performance Table
In accordance with the rules adopted by the SEC, pursuant to the Dodd-Frank Act, the following table and related disclosure provide information about (i) the “total compensation” of our principal executive officer (the “PEO”) and our other named executive officers (the “Other NEOs”) as presented in “—Summary Compensation Table” above (the “SCT Amounts”), (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules (the “CAP Amounts”) and (iii) certain financial performance measures.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Other NEOs ($)(2)	Average Compensation Actually Paid to Other NEOs ($)(3)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return:	Net Income (Loss) ($) in thousands)
2022	$—	$—	$151,164	$151,164	$37	$5,945
2021	$—	$—	$—	$—	$53	$(841)
___________________
(1)Our PEO for 2022 and 2021 was Mr. Thompson, our current Chief Executive Office. As discussed under “—Summary Compensation Table” above, Mr. Thompson is employed by an affiliate of the Operator and the Administrator and his compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Thompson any compensation in 2022 and 2021.
(2)Our Other NEOs for 2022 are Mr. Berlin, our current Chief Financial Officer and Secretary, and Mr. DeBacker, our prior Chief Financial Officer and secretary. Our other NEO for 2021was Mr. DeBacker. As discussed earlier, Mr. DeBacker is employed by an affiliate of the Operator and the Administrator and his compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. DeBacker any compensation in 2022 and 2021. In 2022, Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator. Such affiliate was then reimbursed by the Company based on Mr. Berlin’s time spent working on matters pertaining to the lending business of the Company during 2022 and in his role as Executive Vice President and Treasurer of the Company from January 1, 2022 to August 10, 2022 (when Mr. Berlin assumed the additional role of Chief Financial Officer and Secretary). The amount of such reimbursement is provided in the table above.
(3)The SCP Amount and the CAP Amounts are the same because Mr. Berlin did not receive any equity awards or pension benefits as part of his compensation and therefore the adjustments provided by the applicable rules adopted by the SEC do not apply to Mr. Berlin’s compensation.
Description of Relationship Between CAP Amounts and cumulative Total Stockholder Return and Net Income
As Mr. Berlin became Chief Financial Officer and Secretary of the Company in August 2022, and as the Company did not bear the compensation of Mr. Berlin for serving as Chief Financial Offer and Secretary in 2022, the Company believes that any comparison between CAP Amounts and total stockholder returns or net income is not meaningful.

RELATED PERSON TRANSACTIONS
Transactions with Related Persons
Asset Management and Other Fees to Related Parties
CIM Urban and CIM Capital, LLC, an affiliate of CIM Group (“CIM Capital”) are parties to an Investment Management Agreement pursuant to which CIM Urban engaged CIM Capital to provide certain services to CIM Urban. CIM Capital has assigned its duties under the Investment Management Agreement to its four wholly-owned subsidiaries: CIM Capital Securities Management, LLC, a securities manager, CIM Capital RE Debt Management, LLC, a debt manager, CIM Capital Controlled Company Management, LLC, a controlled company manager, and CIM Capital Real Property Management, LLC, a real property manager. The “Operator” refers to CIM Capital and its four wholly-owned subsidiaries. The Company and its subsidiaries are parties to a Master Services Agreement with the Administrator pursuant to which the Administrator provides or arranges for other service providers to provide management and administration services to the Company and its subsidiaries.
On January 5, 2022, the Company and certain of its subsidiaries entered into a Fee Waiver (the “Fee Waiver”) with the Operator and the Administrator with respect to fees that are payable to them under the Investment Management Agreement and the Master Services Agreement, respectively. The Fee Waiver is effective retroactively to January 1, 2022 (the “Effective Date”). Pursuant to the Fee Waiver, the Administrator agrees to voluntarily waive any fees in excess of those set forth in the Fee Waiver, to the extent it would otherwise have been entitled to such additional compensation under the Master Service Agreement, and the Operator agrees to voluntarily waive any fees in excess of those set forth in the Fee Waiver, to the extent it would otherwise have been entitled to such additional compensation under the Investment Management Agreement. Following the end of each quarter, the Administrator will deliver to the Company (i) a calculation of the cumulative fees earned by the Operator and the Administrator under the methodology prescribed by the Fee Waiver from the Effective Date through the end of such quarter and (ii) a calculation of the cumulative fees that would have been earned by the Operator and the Administrator during such period under the Master Services Agreement and the Investment Management Agreement without giving effect to the Fee Waiver. If, in respect of any quarter, the aggregate fees that are payable under the methodology prescribed by the Fee Waiver exceed the aggregate fees that would have been payable under the Master Services Agreement and the Investment Management Agreement, without giving effect to the Fee Waiver, such quarter will be deemed an “Excess Quarter.” For any quarter following an Excess Quarter, the Company (upon the direction of the independent members of the Board) may, at its option and upon written notice to the Administrator, elect to calculate all fees due to the Administrator and the Operator in accordance with the Master Services Agreement and the Investment Management Agreement, without giving effect to the Fee Waiver, from and after such Excess Quarter. Any such election by the Company will be irrevocable, and all fees due to the Administrator and the Operator from and after such election will be calculated in accordance with the Master Services Agreement and the Investment Management Agreement, without giving effect to the Fee Waiver.
The fees payable to the Operator and the Administrator are determined as follows under the Fee Waiver.
1.Base Fee: A base asset management fee (the “Base Fee”) is payable quarterly in arrears to the Operator in an amount equal to an annual rate of 1% (or 0.25% per quarter) of the average of the “Net Asset Value Attributable to Common Stockholders” as of the first and last day of the applicable quarter. Net Asset Value Attributable to Common stockholders is defined as (a) the sum of the Company’s (1) investments in real estate at fair value, (2) cash, (3) loans receivable at fair value and (4) the book value of the other assets of the Company, excluding deferred costs and net of other liabilities at book value, less (b) the Company’s (i) debt at face value, (ii) outstanding preferred stock at stated value, and (iii) non-controlling interests at book value; provided, that, non-controlling interests in any UPREIT operating partnership relating to the Company shall not be excluded. It is likely that the Company will seek to pay some or part of the Base Fee due to the Operator in 2022 in shares of Series A Preferred Stock.
2.Incentive Fee: A revised incentive fee (the “Revised Incentive Fee”) is payable quarterly in arrears to the Administrator with respect to the quarterly core funds from operations in excess of a quarterly threshold equal to 1.75% (i.e., 7.00% on an annualized basis) of the Company’s “Adjusted Common Equity” (as defined below) for such quarter (“Excess Core FFO”) as follows: (i) no Incentive Fee in any quarter in which the Excess Core FFO is $0; (ii) 100% of any Excess Core FFO up to an amount equal to the product of (x) the average of the Adjusted Common Equity as of the first and last day of the applicable quarter and (y) 0.4375%; and (iii) 20% of any Excess Core FFO thereafter. Revised Incentive Fees payable for any partial quarter will be appropriately prorated.
“Adjusted Common Equity” means Common Equity plus Excluded Depreciation and Amortization. “Common Equity” means Total Stockholders’ Equity minus Excluded Equity. “Total Stockholders’ Equity” means the amount reflected as total stockholders’ equity in accordance with GAAP on the consolidated balance sheet of the Company and its subsidiaries as of the last day of a given quarter. “Excluded Equity” means the sum of all preferred securities of the Company and its subsidiaries classified as permanent equity in accordance with GAAP on the consolidated balance sheet of the Company and its subsidiaries as of the last day of a given quarter. “Excluded Depreciation and Amortization” means, for a given quarter, the amount of all accumulated depreciation and amortization of (i) the Company and its subsidiaries and (ii) to the extent allocable to the Company and its subsidiaries, the unconsolidated affiliates, in each case as of the last day of such quarter that corresponds to the periodic depreciation and amortization expense calculated in each case in accordance with GAAP that is a permitted add back to net income calculated in accordance with GAAP when calculating funds from operations.
3.Capital Gains Fee: A capital gains fee (the “Capital Gains Fee”) is payable quarterly in arrears to the Administrator in an amount equal to (i) 15% of the cumulative aggregate realized capital gains minus the cumulative aggregate realized capital losses (in each case since the Effective Date), minus (ii) the aggregate capital gains fees paid since the Effective Date. Realized capital gains and realized capital losses are calculated by subtracting from the sales price of a property: (a) any costs incurred to sell such property, and (b) the current gross value of the property (meaning the property’s original acquisition price plus any subsequent, non-reimbursed capital improvements thereon paid for by the Company).
For the year ended December 31, 2022 and the three months ended March 31, 2023, the Operator earned asset management fees of $3.6 million and $720,000, respectively. The Company issued to the Operator an aggregate of 270,209 shares of its Series A Preferred Stock, in lieu of cash payment of the asset management fees incurred during the year ended December 31, 2021. The Company issued to the Operator 110,285 shares of Series A1 Preferred Stock in lieu of cash payment for the asset management fees incurred during the nine months ended September 30, 2022.
Affiliates of CIM Group (collectively, the “CIM Management Entities”) provide property management, leasing, and development services to CIM Urban. The CIM Management Entities earned property management fees, which are included in rental and other property operating expenses, totaling $1.7 million and $477,000 for the year ended December 31, 2022 and the three months ended March 31, 2023, respectively. CIM Urban also reimbursed the CIM Management Entities $2.8 million and $1,070,000 during the year ended December 31, 2022 and the three months ended March 31, 2023, respectively, for onsite management costs incurred on behalf of CIM Urban, which are included in rental and other property operating expenses. The CIM Management Entities earned leasing commissions of $794,000 and $39,000 for the year ended December 31, 2022 and the three months ended March 31, 2023, respectively, which were capitalized to deferred charges. In addition, the CIM Management Entities earned construction management fees of $398,000 and $118,000 for the year ended December 31, 2022 and the three months ended March 31, 2023, respectively, which were capitalized to investments in real estate.
Pursuant to the Master Services Agreement, we appointed an affiliate of CIM Group as the administrator of Urban Partners GP, LLC. Under the Master Services Agreement, for fiscal quarters prior to April 1, 2020, the Company paid a base service fee (the “Base Service Fee”) to the Administrator initially set at $1,000,000 per year (subject to an annual escalation by a specified inflation factor beginning on January 1, 2015), payable quarterly in arrears. For the year ended December 31, 2020, we issued to the Administrator 11,273 shares of Series A Preferred Stock in lieu of cash as payment of the Base Service Fee in respect of the first fiscal quarter. On May 11, 2020, the Master Services Agreement was amended to replace the Base Service Fee with an incentive fee pursuant to which the Administrator was entitled to receive, on a quarterly basis, 15.00% of the Company’s quarterly core funds from operations in excess of a quarterly threshold equal to 1.75% (i.e., 7.00% on an annualized basis) of the Company’s average adjusted common stockholders’ equity (i.e., common stockholders’ equity plus accumulated depreciation and amortization) for such quarter. The amendment was effective as of April 1, 2020 and was further modified by the Fee Waiver described above. No such incentive fee was paid by the Company.
In addition, pursuant to the terms of the Master Services Agreement, the Administrator may receive compensation and/or reimbursement for performing certain services for the Company and its subsidiaries that are not covered by the Base Service Fee or the incentive fee arrangement in place between May 11, 2020 and January 5, 2022, as the case may be. During the year ended December 31, 2022 and the three months ended March 31, 2023, such services performed by the Administrator and its affiliates included accounting, tax, reporting, internal audit, legal, compliance, risk management, IT, human resources, corporate communications, operational and on-going support in connection with the Company’s offering of Series A Preferred Stock. The Administrator’s compensation is based on the salaries and benefits of the employees of the Administrator and/or its affiliates who performed these services (allocated based on the percentage of time spent on the affairs of the Company and its subsidiaries). For the year ended December 31, 2022 and the three months ended March 31, 2023, we expensed $1.9 million and $528,000, respectively, for such services, which are included in expense reimbursements to related parties—corporate.
The Company is a party to a Staffing and Reimbursement Agreement with CIM SBA Staffing, LLC, an affiliate of CIM Group, and our subsidiary, PMC Commercial Lending, LLC. The agreement provides that CIM SBA will provide personnel and resources to the Company and the Company will reimburse CIM SBA Staffing, LLC for the costs and expenses of providing such personnel and resources. For the year ended December 31, 2022 and the three months ended March 31, 2023, the Company incurred expenses related to services subject to reimbursement by the Company under the agreement of $1.9 million and $608,000 respectively, in each case included as expense reimbursements to related parties – lending segment.
CCO Capital, LLC (“CCO Capital”) became the exclusive dealer manager for the Company’s public offering of the Series A Preferred Stock and Series A Preferred Warrants effective as of May 31, 2019. CCO Capital is a registered broker dealer and is under common control with the Operator and the Administrator. The Company’s offering of the Series A Preferred Warrants ended at the end of January 2020. On January 28, 2020, the Company entered into the Second Amended and Restated Dealer Manager Agreement, pursuant to which CCO Capital acted as the exclusive dealer manager for the Company’s public offering of its Series A Preferred Stock and Series D Preferred Stock. The Second Amended and Restated Dealer Manager Agreement was subsequently amended by the Company and CCO Capital to address changes to, among other things, selling commissions and dealer manager fees.
On June 16, 2022, the Company entered into the Third Amended and Restated Dealer Manager Agreement, pursuant to which CCO Capital has been acting as the exclusive dealer manager for the Company’s public offering of its Series A1 Preferred Stock. Thereunder, the Company agreed to compensate CCO Capital, as the dealer manager for the offering, as follows: (1) a dealer manager fee of up to 3.00% of the selling price of each share of Series A1 Preferred Stock sold and (2) selling commissions of up to 7.00% of the selling price of each share of Series A1 Preferred Stock sold. The Company has been informed that CCO Capital generally reallows 100% of the selling commissions on sales of Series A1 Preferred Stock and generally reallows substantially all of the dealer manager fee on sales of Series A1 Preferred Stock to participating broker-dealers. In addition, pursuant to the Third Amended and Restated Dealer Manager Agreement, CCO Capital will no longer solicit or make any offers for the sale of shares of Series A Preferred Stock or Series D Preferred Stock.
In connection with the offering of the Series A Units, Series A Preferred Stock and Series D Preferred Stock, at December 31, 2022 and for the three months ended March 31, 2023, $2.3 million and $2.5 million, respectively, was included in deferred costs as reimbursable expenses incurred pursuant to the Master Services Agreement and the then applicable dealer manager agreement with CCO Capital, of which $17,000 and $75,000, respectively, was included in due to related parties. CCO Capital incurred non-issuance specific costs of $689,000 and $144,000 for the year ended December 31, 2022 and the three months ended March 31, 2023, respectively.
At December 31, 2022 and March 31, 2023, upfront dealer manager and trailing dealer manager fees of $454,000 and $413,000, respectively, were included in due to related parties. CCO Capital earned upfront dealer manager and trailing dealer manager fees of $2.0 million and $320,000 for the year ended December 31, 2022 and three months ended March 31, 2023, respectively.
Affiliate Investments
In February 2022, the Company invested with a CIM-managed separate account in an unconsolidated joint venture, which purchased an office property in Los Angeles, California for a gross purchase price of approximately $51.0 million, of which the Company initially contributed approximately $22.4 million and the CIM-managed account initially contributed the remaining balance.
In February 2023, the Company and a CIM-managed interval fund invested in an unconsolidated joint venture (the “1902 JV”) which purchased a multifamily property in the Echo Park neighborhood of Los Angeles, California for a gross purchase price of $19.1 million. The Company owns 50% of the 1902 Park JV. In connection with the closing in February 2023, the 1902 Park JV obtained financing of $9.6 million through a mortgage loan. The Company and the CIM-managed interval fund both initially contributed $6.6 million to the 1902 Park JV.
During the three months ended both March 31, 2023, the Company acquired an interest in four assets from entities indirectly wholly-owned by a fund that is managed by affiliates of CIM Group Management, LLC for $282.9 million (exclusive of transactions costs). As part of this transaction, the Company had a $3.7 million receivable due from the affiliate related to certain post-closing items that was included in accounts receivable, net on the consolidated balance sheet as of March 31, 2023. Subsequent to March 31, 2023, the Company received the full proceeds related to these post-closing items.
Other
On May 15, 2019, CIM Group entered into an approximately 11-year lease for approximately 32,000 rentable square feet with respect to a property owned by the Company. The lease was amended on August 7, 2019 to reduce the rentable square feet to approximately 30,000 rentable square feet. In February 2023, the Company sold an 80% interest in the property (4750 Wilshire) and now holds its retained 20% interest in the property through an unconsolidated joint venture. For the years ended December 31, 2022 and the three months ended March 31, 2023, the Company recorded rental and other property income related to this tenant of $1.5 million and $194,000, respectively.

Review, Approval and Ratification of Transactions with Related Persons
The Board has adopted a written related person transaction policy. Under the policy, a “Related Person Transaction” includes certain transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant, and in which a related person had, has or will have a direct or indirect material interest.
A “Related Person” is:
Any person who was in any of the following categories during the applicable period:
•a director or nominee for director;
•any executive officer; or
•any immediate family member of a director or executive officer, or of any nominee for director, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law, or sister in law of the director, executive officer, or nominee for director and any person (other than a tenant or employee) sharing the household of such security holder.
Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:
•any person who is known to the Company to be the beneficial owner of more than 5% of our shares; and
•any immediate family member of any such security holder, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law, or sister in law of such security holder and any person (other than a tenant or employee) sharing the household of such security holder.
A person who has a position or relationship within a firm, corporation or other entity that engages in a transaction with the Company will not be deemed to have an “indirect material interest” within the meaning of “Related Person Transaction” when:
The interest arises only:
•from such person’s position as a director of another corporation or organization that is a party to the transaction; or
•from the direct or indirect ownership by such person and all other persons specified in the definition of “Related Person” in the aggregate of less than 10% equity interest in another person (other than a partnership) which is a party to the transaction; or
•from both such position and ownership; or
•from such person’s position as a limited partner in a partnership in which the person and all other persons specified in the definition of “Related Person” have an interest of less than 10%, and the person is not a general partner of and does not hold another position in the partnership.
Each of the Company’s executive officers is encouraged to help identify any potential Related Person Transaction.
If a new Related Person Transaction is identified, it will initially be brought to the attention of the Chief Financial Officer, who will then prepare a recommendation to the Board and/or a committee thereof regarding whether the proposed transaction is reasonable and fair to the Company.
A committee comprised solely of independent directors, who are also independent of the Related Person Transaction in question, will determine whether to approve a Related Person Transaction. In general, the committee will only approve or ratify a Related Person Transaction if it determines, among other things, that the Related Person Transaction is reasonable and fair to the Company.
Independence of Directors
Under the corporate governance standards of Nasdaq, a majority of the members of the Board must be independent. In making independence determinations, the Board observes all criteria for independence established by the SEC and Nasdaq. As part of such review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company, including (if applicable) those reported under “Related Person Transactions.” The purpose of such review is to determine whether any such relationships or transactions are inconsistent with a determination that a director is independent. Based on the foregoing, the Board has determined that each of Messrs. Bech and Bryant, Ms. Edwards and Ms. Wong are independent directors. Mr. Eppich passed away in July 2022; the Board concluded that Mr. Eppich remained an independent director until his passing.

INDEPENDENT PUBLIC ACCOUNTING FIRM
Deloitte was appointed to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Although ratification of the appointment of Deloitte by our stockholders is not required, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm.
We expect representatives of Deloitte to be at the virtual Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by stockholders.
Principal Accounting Firm Fees
Aggregate fees for services rendered to the Company for the years ended December 31, 2022 and 2021 by the Company’s principal accounting firm for such years, Deloitte & Touch, LLP (“Deloitte”), were as follows:

	Year Ended December 31,
Type of Service	2022	2021
Audit fees (1)	$751,625	$693,645
Audit-related fees	—	—
Tax fees	179,941	165,985
All other fees	—	—
Total	$931,566	$859,630
__________________
(1)Audit fees consisted of professional services performed in connection with (i) the audit of the Company’s annual financial statements and internal control over financial reporting, (ii) the statutory audits of the financial statements of two subsidiaries of the Company in 2022 and 2021, (iii) the review of financial statements included in its quarterly reports on Form 10-Q, (iv) procedures related to consents and assistance with and review of documents filed with the SEC, (v) other services related to (and necessary for) the audit of the Company’s financial statements and (vi) agreed-upon-procedures in 2021 in connection with a securitization completed by a subsidiary of the Company in 2018.
Pre‑Approval Policies
The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our outside auditors. The Audit Committee pre-approved all audit services provided by our outside auditors during fiscal years 2022 and 2021 and the fees paid for such services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

OTHER MATTERS
Management does not intend to present any business at the Annual Meeting not mentioned in this proxy statement, and at the time of preparation of this proxy statement knows of no other business to be presented. If any other matters are properly brought before the Annual Meeting, the appointed proxies will vote all proxies on such matters in their discretion.
STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
The deadline for submission of stockholder proposals in our proxy statement and form of proxy for the annual meeting of stockholders of the Company to be held in 2024 (the “2024 Annual Meeting”), calculated in accordance with Rule 14a‑8 under the Exchange Act (“Rule 14a-8”), is February 28, 2024. Any such proposal must also comply with the other requirements of Rule 14a-8.
Under our current bylaws, a stockholder is only eligible to submit a stockholder proposal, including a proposal for the nomination of one or more directors, outside the processes of Rule 14a‑8 if the stockholder is (1) a stockholder of record both at the time of giving notice and at the time of the 2024 Annual Meeting, (2) is entitled to vote at the 2024 Annual Meeting, and (3) satisfies the requirements in our current bylaws with respect to such proposal. Our current bylaws require that such stockholder provide timely notice of the proposal or nomination, including all of the information required by our current bylaws, to the Company, addressed to Secretary of the Company, 17950 Preston Road, Suite 600, Dallas, Texas 75252. To be timely under our current bylaws, we generally must receive advance notice of the proposal no earlier than January 29, 2024 and no later than 5:00 p.m., Eastern Time, on February 28, 2024. However, in the event that the 2024 Annual Meeting is held before June 27, 2024 or after August 26, 2024, advance notice will be timely if received by the Company no earlier than 150 days prior to the date of the 2024 Annual Meeting and not later than 5:00 p.m., Eastern Time, on the later of (a) 120 days prior to the date of the 2024 Annual Meeting and (b) the tenth day following the day on which we first made a public announcement of the date of the 2024 Annual Meeting. In addition to satisfying the deadlines in the advance notice provisions of the Company’s bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must also comply with the additional requirements of Exchange Act Rule 14a-19, including providing the notice required under Exchange Act Rule 14a-19(b) no later than May 28, 2024.
AVAILABILITY OF DOCUMENTS
We have provided, without charge, to each person being solicited by this proxy statement, a copy of this proxy statement and the Annual Report on Form 10‑K for the year ended December 31, 2022, including the consolidated financial statements contained therein (excluding exhibits thereto). Upon the written request by any person being solicited by this proxy statement, we will provide upon the payment of a reasonable fee as we may specify to cover our expenses copies of the exhibits to the Annual Report on Form 10‑K. All requests should be directed to the Company’s Stockholder Relations Department by writing to 17950 Preston Road, Suite 600, Dallas, Texas 75252 or e-mailing shareholders@creativemediacommunity.com.
REDUCE DUPLICATE MAILINGS
The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. A number of brokers with account holders who are stockholders of the Company “household” the Company’s proxy materials in this manner. If you are an affected stockholder and no longer wish to participate in householding, or if you are receiving multiple copies of the proxy statement or the Notice and wish to receive only one, please notify your broker, if your shares are held in a brokerage account, or our transfer agent, American Stock Transfer and Trust, at 6201 15th Avenue, Brooklyn, NY 11219 or (800) 937‑5449, if you are the record holder of your shares.
Additionally, we will deliver promptly to any affected stockholder an additional copy of the proxy statement, annual report and/or Notice of Internet Availability of Proxy Materials, as applicable, upon a written or oral request made to the Stockholder Relations Department of the Company at 17950 Preston Road, Suite 600, Dallas, Texas 75252 or (972) 349-3200.

WHERE YOU CAN FIND MORE INFORMATION
If you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company by telephone or in writing:
Creative Media & Community Trust Corporation
17950 Preston Road, Suite 600
Dallas, Texas 75252
Attention: Stockholder Relations
(972) 349-3200

APPENDIX A: AMENDMENT TO THE
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
2015 EQUITY COMPENSATION PLAN

This Amendment (this “Amendment”) amends the 2015 Equity Compensation Plan (the “Plan”) of Creative Media & Community Trust Corporation, f/k/a CIM Commercial Trust Corporation (the “Company”).
WHEREAS, Section 3.1 of the Plan provides that the Board may amend the Plan, provided that stockholder approval will be obtained to the extent necessary to comply with applicable laws.
NOW, THEREFORE, the Plan is hereby amended as follows:
1.The first sentence of Section 1.6.1 of the Plan shall be deleted in its entirety and replaced with the following: “Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan will be 533,333.”
2.All other provisions of the Plan shall remain in full force and effect.
3.This Amendment was approved by the Board of Directors of the Company on June 20, 2023.
4.This Amendment shall be effective upon receipt of approval of this Amendment by the Company’s stockholders, and shall be subject to and contingent upon receipt of such approval.

CREATIVE MEDIA & COMMUNITY TRUST
CORPORATION, a Maryland corporation

By:
Name:
Title:

ANNUAL MEETING OF STOCKHOLDERS OF
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
July 27, 2023
GO GREEN
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at https://shareholders.creativemediacommunity.com/financials/sec-filings.

The meeting will be held as a virtual meeting conducted exclusively via live webcast at http://register.proxypush.com/CMCT, please follow the instructions under question 6 in the proxy statement.
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
Item 1. To consider and vote upon election of seven members of the Company’s board of directors, each to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified
Item 2. To consider and approve the amendment to the Equity Compensation Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL NOMINEES	NOMINEES:	The Board recommends you vote “FOR” the approval of the amendment to the Equity Compensation Plan.
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	( ) Douglas Bech ( ) John Hope Bryant ( ) Marcie Edwards ( ) Shaul Kuba ( ) Richard Ressler ( ) Avraham Shemesh ( ) Elaine Wong	Item 3. To consider and approve, by a non-binding advisory vote, the executive compensation for the fiscal year ended December 31, 2022, as disclosed in the proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board recommends you vote “FOR” the approval, by a non-binding advisory vote, of the executive compensation.
The Board recommends you vote “FOR” each of the director nominees.	Item 4. To consider and determine, by a non-binding advisory vote, the frequency of the advisory vote on executive compensation	1 year ☐	2 years ☐	3 years ☐	ABSTAIN☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐	The Board recommends you vote for “1 YEAR” as the frequency.
Item 5. To consider and approve the ratification of Deloitte & Touche, LLP as the Company’s auditor for the fiscal year ending December 31, 2023.	FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board recommends you vote “FOR” the approval of the ratification of Deloitte.
To change the address on your account, please check the box to the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	UPON THE PROPER EXECUTION AND DELIVERY OF THIS PROXY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN. IF THIS PROXY IS PROPERLY EXECUTED AND DELIVERED, BUT NO DIRECTION IN RESPECT OF A GIVEN PROPOSAL IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED IN RESPECT OF SUCH PROPOSAL WILL BE CAST AS RECOMMENDED BY THE BOARD. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from the Company of a Notice of Annual Meeting of Stockholders and a proxy statement. Each of the Notice of Annual Meeting of Stockholders and proxy statement is incorporated by reference.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
The undersigned stockholder of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), hereby appoints David Thompson and Barry N. Berlin, or either of them, with power of substitution, as proxy and attorney-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of the Company, which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., Pacific Time, on July 27, 2023 or any postponement or adjournment thereof, with all powers that the undersigned would possess if present at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and a proxy statement for the Annual Meeting of Stockholders, the terms of which are incorporated herein by reference.

(Continued and to be signed on the reverse side)